SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

                 CREDIT SUISSE TRUST - SMALL CAP VALUE PORTFOLIO

     The following information will supersede or supplement certain information in the portfolio's Statement of Additional Information.

PORTFOLIO MANAGERS

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

     As reported to the Trust, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager and the total assets managed within each category as of March 31, 2005.


          Registered Investment                       Other Pooled Investment
                 Companies                                  Vehicles                          Other Accounts
------------------------------------------------- ---------------------------------- ------------------------------------
Name            Number of     Total Assets        Number of      Total Assets        Number of       Total Assets
                Accounts                          Accounts                           Accounts
--------------- ------------- ------------------- -------------- ------------------- --------------- --------------------
T. Ryan
Harkins              6           $154,356,000           2           $342,048,000           3             $71,238,000
                                 ------------
--------------- ------------- ------------------- -------------- ------------------- --------------- --------------------

No advisory fee is paid based on performance for any of the accounts listed above.

Ownership in Securities of the Portfolio

     As reported to the Trust, as of March 31, 2005, Mr. Harkins had no direct investments in the Trust because Portfolio shares cannot be purchased directly but are only available through variable life and annuity contracts or through certain qualified employee benefit plans.

Portfolio Managers' Compensation

     CSAM's compensation to the portfolio managers of the Portfolio includes both a base salary component and bonus component. In the case of Mr. Harkins, part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Portfolio and other accounts managed by him, business growth, teamwork, management, corporate citizenship, etc. The other part of the bonus generally is determined by the pre-tax investment performance of products, including the Portfolio, for which he is responsible. CSAM considers both the short-term (generally 1 year) and long-term performance (generally 3 years) of his product responsibilities relative to Lipper Small Cap Growth or Lipper Small Cap Value peer group and Russell 2000 Growth Index or Russell 2000 Value Index, as applicable. A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

     Like all employees of CSAM, portfolio managers participate in CSAM's profit sharing and 401(k) plans.

Dated: July 8, 2005